Property, Plant and Equipment, Net - Schedule of Property, Plant and Equipment, Net (Details) - USD ($)		Jun. 30, 2020	Jun. 30, 2019
Property, Plant and Equipment [Abstract]
Buildings		$ 25,532,908	$ 9,492,699
Machinery and equipment		6,698,443	9,543,080
Office equipment and furniture		765,597	676,748
Automobiles		810,156	765,214
Leasehold improvements		5,028,382	5,126,219
Construction-in-progress ("CIP")	[1]	10,647,107	15,787,348
Total		49,482,593	41,391,308
Less: accumulated depreciation		(5,668,986)	(5,874,940)
Impairment of fixed assets		(280,095)
Property, plant and equipment, net		$ 43,533,512	$ 35,516,368

[1]	The Company's CIP primarily consisted of the following: On March 16, 2018, the Company acquired 100% of the equity interests in Zhangzhou Meijia Metal Product Co., Ltd ("Meijia") from its original shareholder, for a total cash consideration of RMB 71.0 million ($10.0 million) (See Note 1). After the acquisition, the Company started building its own facilities and office spaces to expand the production capacity in order to fulfill increased customer orders. Total budgeted capital expenditure to bring Meijia manufacturing facility into use was originally estimated to be completed at a cost of RMB 110 million ($15.6 million). The actual costs have been adjusted based on additional works required for waterproofing, sewage pipeline and hazardous waste leakage prevention. As a result, total actual costs incurred as of June 30, 2020, amounted to RMB 118.1 million ($16.7 million). As of June 30, 2020, the Company had future capital expenditure commitment of approximately RMB 460,000 ($65,044). Meijia plant started test operations in August 2019, and has started normal production since December 2019 upon passing the final inspection conducted by the local government. The Company expects that the Meijia plant will reach its designed production capacity by June 2021. In addition, the Company's subsidiary Dongguan Jiasheng is also working on a capital project which expanded from the original plan of building a warehouse, to build new manufacturing and operating facilities, which including workshops, office building, security gate, employee apartment building, electrical transformer station and exhibition hall, etc. The original budgeted cost for the construction of the main bodies of the warehouse, employee dormitory, office building and manufacturing facilities amounted to RMB 75 million ($10.6 million). The budget was later adjusted and revised to RMB 231.1 million ($32.7 million) to add costs associated with interior and exterior decoration, parking lots construction, and road and landscaping on top of the original budget. During the year ended June 30, 2020, the Company has spent RMB 73.6 million ($10.4 million) and completed the construction of the main body of the warehouse, employee dormitory, office building and has set up the new manufacturing facilities. As of June 30, 2020, the Company still had future minimum capital expenditure commitment of RMB 157.5 million ($22.3 million) on the decoration of the second floor of the office building, construction of the stone wall and parking lots, and improvement of the landscaping, which is expected to be invested into the CIP project within the next five years whenever the Company has available fund. The project is expected to be fully completed by 2025.